UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

IDEAYA Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38915	47-4268251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7000 Shoreline Court, Suite 350

South San Francisco, California 94080
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 443-6209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IDYA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On May 16, 2023, IDEAYA Biosciences, Inc. (the “Company”) announced that on May 12, 2023 it had entered into an Amendment No. 4 (“Amendment No. 4”) to the Clinical Trial Collaboration and Supply Agreement dated March 11, 2020 (the “Pfizer Agreement”) between the Company and Pfizer Inc. (“Pfizer”) relating to Pfizer’s supply of its investigational cMET inhibitor, crizotinib, in support of the Company’s ongoing Phase 1/2 clinical trial evaluating the Company’s investigational small molecule protein kinase C, or PKC, inhibitor darovasertib in combination with crizotinib in metastatic uveal melanoma, or MUM, patients. Amendment No. 4 amends the supply schedule of the Pfizer Agreement to increase the quantity of crizotinib provided by Pfizer to the Company at no cost.

Additionally, on May 16, 2023, the Company announced that on May 12, 2023 it had entered into an Amendment No. 1 (“Amendment No. 1”) to the Clinical Trial Collaboration and Supply Agreement dated March 9, 2022 (the “Second Pfizer Agreement”) between the Company and Pfizer relating to Pfizer’s supply of crizotinib in support of the Company’s planned potential registration-enabling Phase 2/3 clinical trial evaluating darovasertib in combination with crizotinib in HLA-A2(-) MUM patients. Amendment No. 1 amends the supply schedule of the Second Pfizer Agreement to increase the defined quantity of crizotinib provided by Pfizer to the Company at no cost and to define an additional second quantity of crizotinib to be provided by Pfizer at a defined, non-refundable lump-sum cost to the Company.

Item 1.02 Termination of a Material Definitive Agreement.

Amendment No. 1 additionally terminates the Clinical Trial Collaboration and Supply Agreement dated March 9, 2022 (the “Third Pfizer Agreement”) between the Company and Pfizer relating to Pfizer’s supply of crizotinib in support of the Company’s potential Phase 1 clinical trial to evaluate darovasertib in combination with crizotinib in cMET driven tumors such as non-small cell lung cancer and/or hepatocellular carcinoma.

The foregoing is only a summary description of the terms of Amendment No. 4 and Amendment No. 1, does not purpose to be complete and is qualified in its entirety by reference to Amendment No. 4 and Amendment No. 1, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023.

On May 16, 2023 the Company issued a press release announcing Amendment No. 4 and Amendment No. 1. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 16, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEAYA BIOSCIENCES, INC.

Date: May 16, 2023	By:	/s/ Yujiro Hata
Yujiro Hata
President and Chief Executive Officer